CALAMOS INVESTMENT TRUST

(the “Trust”)

Supplement dated August 11, 2026 to the CALAMOS® FAMILY OF FUNDS

Prospectus and Statement of Additional Information, each dated February 27, 2026, as supplemented from time to time

This supplement updates certain information contained in the Prospectus and Statement of Additional Information noted above and should be attached to the Prospectus and Statement of Additional Information and retained for future reference.

1.	Calamos High Income Opportunities Fund

The Annual Fund Operating Expenses table for Calamos High Income Opportunities Fund is restated as follows:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):[1]	Class A	Class C	Class I
Management Fee	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.90%	0.90%	0.90%
Total Annual Fund Operating Expenses	1.75%	2.50%	1.50%
Expense Reimbursement[2]	(0.75)%	(0.75)%	(0.75)%
Net Annual Fund Operating Expenses	1.00%	1.75%	0.75%

1      The table has been restated to reflect assets as of January 31, 2026.

2      The Fund's investment advisor has contractually agreed to reimburse Fund expenses through March 1, 2027 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extra- ordinary expenses, if any) of Class A, Class C, and Class I are limited to 1.00%, 1.75%, and 0.75% of average net assets, respectively. Calamos Advisors LLC ("Calamos Advisors") may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund's expense ratio falls below the contractual expenses limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party.

The expense example tables are restated as follows:

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of the reflected time periods. The example also assumes that your investment has a 5% return each year, that all dividends and capital gain distributions are reinvested, that you pay a maximum initial or contingent deferred sales charge and that the Fund's operating expenses remain the same. Any applicable fee waivers and/or expense reimbursements are reflected in the below examples for the period through March 1, 2027 only. Although your actual performance and costs may be higher or lower, based on these assumptions, your costs would be:

You would pay the following expenses if you redeemed your shares at the end of the period:

	One Year	Three Years	Five Years	Ten Years
Class A	325	692	1,084	2,180
Class C	278	706	1,262	2,778
Class I	77	400	747	1,726

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Class A	325	692	1,084	2,180
Class C	178	706	1,262	2,778
Class I	77	400	747	1,726

2.	Calamos International Growth Fund and Calamos Global Equity Fund

The following is added as footnote 2 with respect to the “Management Fee” row in the Annual Fund Operating Expenses table for Calamos International Growth Fund (on page 71 of the Prospectus):

“The Fund’s management fee is determined by calculating a base fee and applying a performance adjustment. The Fund's base fee is at the annual rate of 1.00% on the first $500 million, 0.95% on the next $500 million, 0.90% on the next $5 billion (over $1 billion to $6 billion), and 0.80% on average daily net assets in excess of $6 billion. The base fee is subject to adjustment, up or down, based on the Fund's performance relative to the performance of the MSCI EAFE Growth Index. Specifically, the performance adjustment equally increases or decreases the base fee, on a monthly basis, by 1/12 of 0.03% of the Fund's average daily net assets over the performance measurement period for each full 1% increment amount by which the Fund outperforms or underperforms the MSCI EAFE Growth Index over the performance measurement period on an annualized basis. The maximum monthly performance adjustment for each Fund is plus or minus 1/12 of 0.30% of the Fund's average daily net assets during the performance measurement period.”

The following is added as footnote 2 with respect to the “Management Fee” row in the Annual Fund Operating Expenses table for Calamos Global Equity Fund (on page 82 of the Prospectus):

“The Fund’s management fee is determined by calculating a base fee and applying a performance adjustment. The Fund's base fee is at the annual rate of 1.00% on the first $500 million, 0.95% on the next $500 million, 0.90% on the next $5 billion (over $1 billion to $6 billion), and 0.80% on average daily net assets in excess of $6 billion. The base fee is subject to adjustment, up or down, based on the Fund's performance relative to the performance of the MSCI World Index. Specifically, the performance adjustment equally increases or decreases the base fee, on a monthly basis, by 1/12 of 0.03% of the Fund's average daily net assets over the performance measurement period for each full 1% increment amount by which the Fund outperforms or underperforms the MSCI World Index over the performance measurement period on an annualized basis. The maximum monthly performance adjustment for each Fund is plus or minus 1/12 of 0.30% of the Fund's average daily net assets during the performance measurement period.”

3.	Table of Principal Risks Specific to Each Fund in the Prospectus

The table on pages 125-128 of the Prospectus under the subheading “What are the principal risks specific to each Fund?” is revised to reflect that “Large Shareholder Risk” is a principal risk for each of Merger Arbitrage Fund, Timpani SMID Growth Fund, Select Fund, Global Equity Fund, International Small Cap Growth Fund, and High Income Opportunities Fund. In addition, the description of Large Shareholder Risk is deleted in its entirety and replaced with the following:

Large Shareholder Risk. From time to time, shareholders of the Fund (which may include other Calamos funds) may make relatively large redemptions or purchases of fund shares rapidly or unexpectedly. These transactions may cause the Fund to sell securities or invest additional cash, as the case may be, at disadvantageous prices. Redemptions of a large number of shares also may increase transaction and other costs, may raise the Fund's total expense ratio, or have adverse tax consequences for shareholders of the Fund by requiring a sale of portfolio securities. Purchases of a large number of shares may adversely affect the Fund's performance to the extent that it takes time to invest new cash and the Fund maintains a larger cash position than it ordinarily would. The effects of taxable income and/or gains resulting from large shareholder transactions would particularly impact non-redeeming shareholders who do not hold their Fund shares in an IRA, 401(k) plan or other tax-advantaged plan. To the extent that such transactions result in short-term capital gains, such gains will generally be taxed at the ordinary income tax rate for shareholders who hold Fund shares in a taxable account. A number of circumstances may cause the Fund to experience large redemptions, such as changes in the eligibility criteria for the Fund or share class of the Fund; liquidations, reorganizations, repositionings, or other announced Fund events; or changes in investment objectives, strategies, policies, risks, or investment personnel.

4.	Trustees’ Ownership of the Funds in Statement of Additional Information

The tables on pages 47-48 of the Statement of Additional Information presenting the Trustees’ beneficial ownership of the Funds and the Fund Complex are hereby modified to reflect that John P. Calamos, Sr. beneficially owned “over $100,000” with respect to each Fund as of December 31, 2025.

5.	Portfolio Managers’ Ownership of the Fund in Statement of Additional Information

The tables on pages 61-62 of the Statement of Additional Information presenting the Portfolio Managers’ ownership of the Funds are hereby modified to reflect that:

●	John P. Calamos, Sr.’s ownership of Calamos Short Term Bond Fund was “$100,001-$500,000” and each other Fund was “over $1,000,000”.

●	Brandon Nelson’s ownership of each of Timpani Small Cap Growth Fund and Timpani SMID Growth Fund was “over $1,000,000”.

●	Jon Vacko’s ownership of Convertible Fund was “$500,001-$1,000,000”.

Please retain this supplement for future reference